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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 13, 2005
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                              XETHANOL CORPORATTION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-50154                 84-1169517
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

 1185 Avenue of the Americas, 20th Floor
           New York, New York                                     10036
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (646) 723-4000

                           Zen Pottery Equipment, Inc.
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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)) -

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (c) On April 13, 2005, we announced the appointment of Lawrence S. Bellone as our new Chief Financial Officer effective as of April 5, 2005.

      From 1988 through December 2002, Mr. Bellone, age 48, was involved in a wide range of projects and activities including lending, leasing, loan syndications, private debt placement, principal investments, derivatives, corporate development and arbitrage while working in the investment banking and capital market areas of Chase Manhattan Bank (later to become JP Morgan Chase). As a Managing Director and senior member of the Structured Capital Group, he was responsible for structuring, originating and executing innovative financing and investment transactions for Fortune 100 companies. He has negotiated and arranged for more than $5 billion in transaction value for companies in the oil and gas, retail, chemical, pharmaceutical, consumer and paper industries.

      Prior to joining Chase in 1988, he worked in various public and private accounting and finance functions at NY Life Insurance, Price Waterhouse and JP Morgan. While at Price Waterhouse, he qualified as a C.P.A. in New York State.

      Most recently, from October 2003 to February 2005, Mr. Bellone was a managing director with Bentley Associates, a New York-based investment banking boutique/broker-dealer providing M&A, private placement and corporate advisory services primarily to small and midsized companies. From January to September 2003, Mr. Bellone was an independent financial consultant. In March 2005, Mr. Bellone began providing financial consulting services to us, prior to being named our Chief Financial Officer.

      Mr. Bellone holds a B.A. degree in English from Columbia University and an M.B.A. in accounting and finance from Fordham University. He also holds Series 7 and 63 designations from the NASD.

      Mr. Bellone has not engaged in a related party transaction with us during the last two years and there is no family relationship between Mr. Bellone and any of our other officers or directors.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  Press release issued by Xethanol Corporation on April 13, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 19, 2005                    XETHANOL CORPORATION


                                        By: /s/ Christopher d'Arnaud-Taylor
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                                           Christopher d'Arnaud-Taylor
                                           Chairman and Chief Executive Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.  DESCRIPTION

99.1         Press release issued by Xethanol Corporation on April 13, 2005.